NOTES PAYABLE	12 Months Ended
Dec. 31, 2013
NOTES PAYABLE
Notes Payable Disclosure

NOTE 5 – NOTES PAYABLE

Notes Payable – In May 2012, May 2013, August 2013 and October 2013, the Company extended a credit agreement with a bank that provides for a revolving line of credit of up to $10 million for borrowings and letters of credit. As of December 31, 2013, no amounts were outstanding and $9,855,000 was available to be drawn on the line of credit. The credit agreement includes a non-usage commitment fee of 0.20% per annum and covenants limiting other indebtedness, liens, transfers or sales of assets, distributions or dividends and merger or consolidation activity. The facility has an interest rate of the bank’s prime rate plus 0.75% with the total interest rate to be charged being no less than 4.00%. The maturity date on the note was extended to April 10, 2014.